                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 28, 2002


                         A.C. MOORE ARTS & CRAFTS, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Pennsylvania                         000-23157                         22-3527763
  -------------------------------        ------------------------             -------------------
  (State or other jurisdiction of        (Commission File Number)               (IRS Employer
          incorporation)                                                      Identification No.)





                              500 University Court
                               Blackwood, NJ 08012
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                    (Address of principal executive offices)


                                 (856) 228-6700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                -----------------------------------------------
                         (Former name or former address,
                          if changed since last report)



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 Item 5.          Other Events

The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the financial statements of A.C. Moore Arts & Crafts, Inc. (the "Company") and its subsidiaries, and the notes thereto, appearing in the Company's reports filed with the Securities and Exchange Commission ("SEC"). This Current Report on Form 8-K, may contain certain forward-looking statements regarding the Company's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties and any one or a combination of these risks could have a material adverse effect on the Company's business, financial condition and results of operations. The Company disclaims any intent or obligation to update these forward-looking statements.


         Mr. Leslie H. Gordon, Chief Financial Officer of the Company, Messrs. Richard Bauer and Richard Drake, directors of the Company and Mr. Rex Rambo, Chief Operating Officer of the Company, has each advised the Company that they have each adopted a written plan with Adams, Harkness & Hill, Inc. in accordance with Rule 10b5-1 under the Exchange Act relating to the exercise of stock options and future sales of the Company's common stock. Each plan is separate and distinct. Each respective plan permits the sale of Company common stock according to individualized formulas, which include quantities, price restrictions, dates and other variables.

         Mr. Bauer adopted his written plan on October 28, 2002. Mr. Bauer's plan provides for the sale of up to 30,000 shares of Company common stock to be acquired upon the exercise of outstanding stock options. Pursuant to Mr. Bauer's plan, sales will be executed over a six month period (unless such plan is sooner terminated pursuant to the terms thereof) at minimum prices ranging from $18.00 to $23.00. Selling according to this plan will commence on March 12, 2003.

         Mr. Gordon adopted his written plan on October 31, 2002. Mr. Gordon's plan provides for the sale of up to 50,000 shares of Company common stock to be acquired upon the exercise of outstanding stock options. Mr. Gordon's plan will continue until all 50,000 shares of Company common stock have been sold, unless such plan is sooner terminated pursuant to the terms thereof. Shares will be sold pursuant to Mr. Gordon's plan at prices of $18.00 or higher. Selling according to this plan will commence on November 25, 2002.

         Mr. Drake adopted his written plan on October 31, 2002. Mr. Drake's plan provides for the sale of up to 63,999 shares of Company common stock to be acquired upon the exercise of outstanding stock options. Mr. Drake's plan will continue until all 63,999 shares of Company common stock have been sold, unless such plan is sooner terminated pursuant to the terms thereof. Shares will be sold pursuant to Mr. Drake's plan at prices of $16.00 or higher. Selling according to this plan will commence on January 6, 2003.

         Mr. Rambo adopted his written plan on November 1, 2002. Mr. Rambo's plan provides for the sale of up to 45,000 shares of Company common stock to be acquired upon the exercise of outstanding stock options. Mr. Rambo's plan will continue until all 45,000 shares of Company common stock have been sold, unless such plan is sooner terminated pursuant to the terms thereof. Shares will be sold pursuant to Mr. Rambo's plan at prices of $18.00 or higher. Selling according to this plan will commence on November 25, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    A.C. MOORE ARTS & CRAFTS, INC.



Date:  November 7, 2002             By:  /s/ Leslie H. Gordon
                                        ---------------------------------------
                                         Name:   Leslie H. Gordon
                                         Title:  Chief Financial Officer and
                                                 Executive Vice President